Subsequent events	12 Months Ended
Jun. 30, 2019
Subsequent events
Subsequent events

22   Subsequent events

(a)    Prepayment of rental fees

The Group's affiliated schools and subsidiaries and Hailiang Investment entered into a series lease supplemental agreements, pursuant to  which the Group agreed to prepay rental fees of RMB540,453 for the entire remaining lease period from July 1, 2019 to June 30, 2037. On September 12, 2019, the rental fees of RMB540,453 were fully paid.

(b)    Lawsuit

On May 21, 2019, the Group filed a lawsuit in the People’s Court of Zhuji City of China against Ronghuai Education Group and Zhuji Ronghuai School (collectively, “Ronghuai”), asserting claims of infringement of registered trademarks and unfair competition under the Trademark Law and Anti-Unfair Competition Law of the PRC. The Group alleged in the complaint that Ronghuai manipulated settings of certain popular search engines in China, such as www.360.cn,  hao.360.com and www.so.com, which caused confusion for the Group's potential clients/students. Ronghuai’s alleged misconduct directed these students to Ronghuai’s website instead of the websites when the students searched key terms such as “Hailiang”, “Hailiang education”, “Hailiang senior middle school”, and “Hailiang primary school”. Therefore, the Group claimed damages of RMB 3.0 million against Ronghuai. Based on new evidence the Group collected through discovery, the Group subsequently amended the complaint and increase the amount of damages to RMB 7.5 million.

On July 8, 2019, Ronghuai filed a lawsuit in the People’s Court of Zhuji City of China against Hailiang Group, the Company’s related party, and Hailiang Senior Middle School, one of the Company's affiliated schools, asserting claims of infringement of registered trademarks and unfair competition under the Trademark Law and Anti-Unfair Competition Law of the PRC. Ronghuai alleged, in a way similar to the Group's original complaint as described above, that Hailiang Group and Hailiang Senior Middle School employed manipulative measures to direct potential clients/students to the websites instead of theirs and requested monetary damages in the amount of RMB 3.01 million. Based on new evidence Ronghuai claimed to have collected through discovery, Ronghuai later amended their complaint to increase the amount of damages to RMB 7.51 million.

On July 17, 2019, Ronghuai filed a separate lawsuit in the People’s Court of Zhuji City of China against the Company’s seven affiliated entities and three of the Company’s related parties, including Hailiang Group, Hailiang Investment and Zhejiang Hailiang Limited, on the ground of defamation. Ronghuai alleged that the Group’s public announcement regarding the filing of a complaint against Ronghuai contained defamatory remarks against Ronghuai and affected its reputation, and requested monetary damages in the amount of RMB10 million in total.

As the above cases remain in their preliminary stages, after consultation with the Group's external legal counsel, the Group assessed the probability of the potential liability to be not probable and the amount of loss cannot be reasonably estimated at current stage. As a result, the Group did not record any liabilities pertaining to this.